UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2014

Victory Energy Corporation
(Exact name of registrant as specified in its charter)

Nevada	2-76219-NY	87-0564462
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3355 Bee Caves Road, Suite 608 Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

(512) 347-7300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-Term Incentive Plan

On February 24, 2014, the Board of Directors (the “Board”) of the Victory Energy Corporation (the “Company”) adopted the Victory Energy Corporation 2014 Long Term Incentive Plan (the “LTIP”) for the employees, directors and consultants of the Company and its affiliates. The LTIP provides for the grant of all or any of the following components: (1) stock options, (2) restricted stock, (3) other stock-based awards, (4) performance awards and (6) dividends and dividend equivalents. Subject to adjustment in accordance with the LTIP, the maximum aggregate number of shares of the common stock of the Company, par value $0.001 per share (the “Common Stock”) that may be issued with respect to awards under the LTIP is fifteen percent (15%) of the outstanding shares of Common Stock at the end of the preceding calendar quarter, of which the maximum number of such shares that may be issued as incentive stock options, as defined in Section 422(b) of the Internal Revenue Code of 1986 is two million (2,000,000) shares of Common Stock. Common Stock withheld to satisfy exercise prices or tax withholding obligations will be available for delivery pursuant to other awards. The LTIP will be administered by the Board, until such time as a compensation committee of the Board is established (the “Compensation Committee”), at which time the LTIP will be administered by the Compensation Committee.

The foregoing description of the LTIP is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Form of Award Agreements under Long-Term Incentive Plan

On February 24, 2014, the Board also adopted and approved the following form of award agreements that will govern the grant of awards under the LTIP:

The form of Award of Restricted Stock Units (Employee) (the “Form of Employee RSU Award”) that governs the grant of Restricted Stock Units (“RSUs”) to the Company’s employees and the form of Award of Restricted Stock Units (Director) the “Form of Director RSU Award”) that governs the grant of RSUs to the Company’s directors. The RSUs granted under the forms of Award of Restricted Stock Units will entitle the grantee to receive the number of shares of common stock of the Company equal to the number of RSUs that have vested on such date. The RSUs granted to employees will vest ratably on the first, second and third anniversaries of the Grant Date, so long as the grantee is continuously employed by the Company.  The RSUs granted to directors will either (i) vest ratably on the first, second and third anniversaries of the Grant Date or (ii) vest fully on the second anniversary of the Grant Date, so long as the grantee is continuously providing services to the Company, as selected by the administrator on the grant date.  In addition, the RSUs will be 100% vested upon any one of the following events: termination of the grantee’s employment or director service, as applicable, with the Company due to death or Disability (as defined in the LTIP), or termination of the grantee’s employment or director service, as applicable, with the Company without Cause (as defined in the LTIP) on or within twelve (12) months after the date of a Change in Control (as defined in the LTIP).

The form of Award of Restricted Stock (Employee) (the “Form of Employee Restricted Stock Award”) that governs the grant of restricted stock to the Company’s employees and a the form of Award of Restricted Stock (Director) (the “Form of Director Restricted Stock Award”) that governs the grant of restricted stock to the Company’s directors. The shares of the Company’s restricted common stock granted to employees will vest ratably on the first, second and third anniversaries of the grant date so long as the grantee is continuously employed by the Company. The shares of the Company’s restricted common stock granted to directors will either (i) vest ratably on the first, second and third anniversaries of the grant date or (ii) vest fully on the second anniversary of the grant date, so long as the grantee is continuously providing services to the Company, as selected by the administrator on the grant date.  In addition, the shares of the Company’s restricted stock will be 100% vested upon any one of the following events: termination of the grantee’s employment or director service, as applicable, with the Company due to death or Disability, or termination of the grantee’s employment or director service, as applicable, with the Company without Cause on or within twelve (12) months after the date of a Change in Control.

The form of Nonstatutory Stock Option Agreement (Employee) (the “Form of Employee Option Agreement”) that governs the grant of nonstatutory stock options to purchase shares of Common Stock (“Options”) to the Company’s employees and a form of Nonstatutory Stock Option Agreement (Director) (the “Form of Director Option Agreement”) that governs the grant of Options to the Company’s directors.  The Options will terminate on the tenth (10th) anniversary of the Grant Date. The Options granted to employees will vest ratably on the first, second and third anniversaries of the Grant Date so long as the grantee is continuously employed by the Company. The Options granted to directors will either (i) vest ratably on the first, second and third anniversaries of the Grant Date or (ii) vest fully on the second anniversary of the Grant Date so long as the grantee is continuously providing services to the Company, as selected by the administrator on the grant date.  In addition, the Options will be 100% vested upon any one of the following events: termination of the grantee’s employment or director service, as applicable, with the Company due to death or Disability, or termination of the grantee’s employment or director service, as applicable, with the Company without Cause on or within twelve (12) months after the date of a Change in Control.  In the event of the termination of the grantee’s employment or director service, as applicable, with the Company for any reason other than death, Disability or Cause, then (i) the non-vested portion of the Option will immediately expire and (ii) the vested portion of the Option will expire to the extent not exercised within three (3) months after the date of termination.  In the event of the termination of service for Cause, or, as applicable, for the breach of any non-competition and/or confidentiality agreement, all vested and unvested Options will immediately expire and will not be exercisable.

The foregoing description of the Form of Employee RSU Award, Form of Director RSU Award, Form of Employee Restricted Stock Award, Form of Director Restricted Stock Award, Form of Employee Option Agreement and Form of Director Option Agreement are qualified in their entirety by reference to the Form of Employee RSU Award, the Form of Director RSU Award, the Form of Employee Restricted Stock Award, the Form of Director Restricted Stock Award, the Form of Employee Option Agreement and the Form of Director Option Agreement which are incorporated herein by reference and are attached hereto as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6 and Exhibit 10.7.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Victory Energy Corporation 2014 Long Term Incentive Plan.
10.2	Form of Award of Restricted Stock Units (Employee).
10.3	Form of Award of Restricted Stock Units (Director).
10.4	Form of Award of Restricted Stock (Employee).
10.5	Form of Award of Restricted Stock (Director).
10.6	Form of Nonstatutory Stock Option Agreement (Employee).
10.7	Form of Nonstatutory Stock Option Agreement (Director).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Energy Corporation

Dated: February 28, 2014	/s/ Kenneth Hill
Kenneth Hill Chief Executive Officer